UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements are provided for informational purposes only and do not purport to represent what the actual combined results of operations or the combined financial position of the combined company would be had the Acquisition Transaction occurred on the dates assumed, nor are they necessarily indicative of future combined results of operations or combined financial position. The unaudited combined financial statements do not reflect any cost savings or synergies that the management of Biotricity Inc. (formerly known as Metasolutions Inc.) and iMedical Innovations Inc. could have achieved if they were together through this period.

The unaudited pro forma combined statements of operations for the periods presented give effect to the Acquisition Transaction as if they had been consummated, beginning of the earliest period presented. The unaudited pro forma balance sheets give effect to the Acquisition Transaction as if they had occurred on the dates of those balances sheets.

The effects of the Acquisition Transaction have been prepared using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes.

We describe the assumptions underlying the pro forma adjustments in the accompanying notes, which should also be read in conjunction with these unaudited pro forma financial statements. Please read this information in conjunction with:

•	The audited financial statements of iMedical Innovations Inc. for the years ended December 31, 2014 and 2013.

•	The unaudited financial statements of iMedical Innovations Inc. for the nine months ended September 30, 2015 and 2014.

•	The audited financial statements of Biotricity Inc. for the year ended August 31, 2015.

•	The unaudited financial statements of Biotricity Inc. included in its Quarterly Report on Form 10-Q at November 30, 2015.

The audited pro forma combined financial statements should be read in conjunction with the information contained in the Current Report on Form 8-K.

Biotricity Inc. (formerly known as Metasolutions Inc.)

Pro Forma Combined Statements of Financial Position

As at November 30, 2015 and September 30, 2015

Expressed in US $

(Unaudited)

	Biotricity Inc.	iMedical Innovations Inc.
	November 30, 2015	September 30, 2015	Note	Pro Forma Adjustment	Pro Forma Combined
	(unaudited)	(unaudited)			(unaudited)
	$	$		$	$
CURRENT ASSETS
Cash	1,838	308,137		-	309,975
Harmonized sales tax recoverable	-	22,086		-	22,086
Prepaid expenses and deposits	9,204	5,000		-	14,204
TOTAL ASSETS	11,042	335,223		-	346,265

CURRENT LIABILITIES
Accounts payable and accrued liabilities	255,625	167,651		-	423,276
Loans - unrelated parties	46,903	-		-	46,903
	302,528	167,651		-	470,179

Convertible notes	-	291,601		-	291,601
Derivative liabilities	-	274,084		-	274,084
TOTAL LIABILITIES	302,528	733,336		-	1,035,864

STOCKHOLDERS' (DEFICIENCY) EQUITY
Common stock	9,000	4,771,776	(a & b)	(4,771,776)	25,000
				(9,000)
				25,000
Additional paid-in-capital	13,300	2,521,387	(a & b)	4,771,776	6,976,677
				9,000
				(25,000)
				(313,786)
Accumulated other comprehensive income	-	45,568		-	45,568
Accumulated deficit	(313,786)	(7,736,844)	(a & b)	313,786	(7,736,844)
Total stockholders' (deficiency) equity	(291,486)	(398,113)		-	(689,599)
TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIENCY) EQUITY	11,042	335,223		-	346,265

Biotricity Inc. (formerly known as Metasolutions Inc.)

Pro Forma Combined Statements of Financial Position

As at November 30, 2014 and December 31, 2014

Expressed in US $

(Unaudited)

	Biotricity Inc.	iMedical Innovations Inc.			Pro Forma Combined
	November 30, 2014	December 31, 2014	Note	Pro Forma Adjustment
	(unaudited)	(unaudited)			(unaudited)
	$	$		$	$
CURRENT ASSETS
Cash	-	448,599		-	448,599
Harmonized sales tax recoverable	-	71,336		-	71,336
Prepaid expenses and deposits	-	-		-	-
TOTAL ASSETS	-	519,935		-	519,935

CURRENT LIABILITIES
Accounts payable and accrued liabilities	189,465	176,039		-	365,504
Loans - unrelated parties	-	-		-	-
	189,465	176,039		-	365,504

Convertible notes	-	-		-	-
Derivative liabilities	-	-		-	-
TOTAL LIABILITIES	189,465	176,039		-	365,504

STOCKHOLDERS' (DEFICIENCY) EQUITY
Common stock	9,000	3,959,849	(a & b)	(3,959,849)	25,000
				(9,000)
				25,000
Additional paid-in-capital	-	409,658	(a & b)	3,959,849	4,155,042
				9,000
				(25,000)
				(198,465)
Accumulated other comprehensive income	-	17,311		-	17,311
Accumulated deficit	(198,465)	(4,042,922)	(a & b)	198,465	(4,042,922)
Total stockholders' (deficiency) equity	(189,465)	343,896		-	154,431
TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIENCY) EQUITY	-	519,935		-	519,935

Biotricity Inc. (formerly known as Metasolutions Inc.)

Pro Forma Statements of Operations and Comprehensive Loss

Expressed in US $

For the Nine months ended November 30, 2015 and September 30, 2015

(Unaudited)

	Biotricity Inc. Nine Months Ended November 30, 2015	iMedical Innovations Inc. Nine Months Ended September 30, 2015	Note	Pro Forma Adjustment	Pro Forma Combined
	(unaudited)	(unaudited)			(unaudited)
	$	$		$	$

REVENUE	-	-		-	-

EXPENSES
General and administrative expenses	92,441	2,801,868		-	2,894,309
Research and development expenses	-	891,719		-	891,719
TOTAL OPERATING EXPENSES	92,441	3,693,587		-	3,786,028

Accretion expense	-	3,014		-	-
Change in fair value of derivative liabilities	-	(2,679)		-	-
NET LOSS BEFORE INCOME TAXES	(92,441)	(3,693,922)		-	(3,786,028)

Income taxes	-	-		-	-
NET LOSS	(92,441)	(3,693,922)		-	(3,786,028)

Translation adjustment	-	28,267		-	30,655

COMPREHENSIVE LOSS	(92,441)	(3,665,655)		-	(3,755,373)

LOSS PER SHARE, BASIC AND DILUTED	(0.01)	(0.23)			(0.15)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	9,000,000	15,989,099		-	25,000,000

Biotricity Inc. (formerly known as Metasolutions Inc.)

Pro Forma Statements of Operations and Comprehensive Loss

Expressed in US $

For the Twelve months ended November 30, 2014 and December 31, 2015

(Unaudited)

	Biotricity Inc.	iMedical Innovations Inc.
	Twelve Months Ended November 30, 2014	Twelve Months Ended December 31, 2014	Note	Pro Forma Adjustment	Pro Forma Combined
	(unaudited)	(unaudited)			(unaudited)
	$	$		$	$

REVENUE	-	-		-	-

EXPENSES
General and administrative expenses	84,367	873,541		-	957,908
Research and development expenses	-	832,661		-	832,661
TOTAL OPERATING EXPENSES	84,367	1,706,202		-	1,790,569

Accretion expense	-	-		-	-
Change in fair value of derivative liabilities	-	-		-	-
NET LOSS BEFORE INCOME TAXES	(84,367)	(1,706,202)		-	(1,790,569)

Income taxes	-	-		-	-
NET LOSS	(84,367)	(1,706,202)		-	(1,790,569)

Translation adjustment	-	3,050		-	30,655

COMPREHENSIVE LOSS	(84,367)	(1,703,152)		-	(1,759,914)

LOSS PER SHARE, BASIC AND DILUTED	(0.02)	(0.12)			(0.07)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	4,500,000	14,409,314		-	25,000,000

Biotricity Inc. (formerly known as Metasolutions Inc.)

Notes to Pro Forma Combined Financial Statements

(Expressed in US $)

(Unaudited)

1.

The Transaction

On February 2, 2016, Biotricity Inc., a corporation incorporated under the laws of the State of Nevada (the “Parent” and “Biotricity”), 1061806 BC LTD., a wholly owned subsidiary of Biotricity, and a corporation incorporated under the laws of the Province of British Columbia  (“Callco”), 1062024 BC LTD., a subsidiary of Callco and a corporation incorporated under the laws of the Province of British Columbia (“Exchangeco”), iMedical Innovations Inc., a corporation incorporated under the laws of the Province of Ontario (“iMedical”) and the Shareholders of  iMedical entered into an Exchange Agreement in connection with the closing of the Acquisition Transaction as detailed below:

•

Biotricity’s sole existing director resigned and a new director who is the sole director of iMedical was appointed to fill the vacancy;

•

Biotricity’s sole Chief Executive Officer and sole officer, who beneficially owned 6,500,000 shares of outstanding common stock, resigned from all positions and transferred all of his shares back for cancellation;

•

The existing management of iMedical were appointed as executive officers; and

•

The existing shareholders of iMedical entered into a transaction whereby their existing common shares of iMedical were exchanged for either (a) a new class of shares that are exchangeable for shares of Biotricity’s common stock, or (b) shares of Biotricity’s common stock, which (assuming exchange of all such exchangeable shares) would equal in the aggregate a number of shares of Biotricity’s common stock that constitute 90% of Biotricity’s issued and outstanding shares.

As a result, Biotricity’s management have determined to treat the acquisition as a reverse merger and recapitalization for accounting purposes, with iMedical as the acquirer for accounting purposes.

2    Basis of Presentation

The unaudited pro forma combined financial information for Biotricity as at and for the nine month period ended November 30, 2015 and September 30, 2015 and twelve months period ended November 30, 2014 and December 31, 2014, respectively, has been prepared by management to reflect the Acquisition Transaction as described in Note 1.

The unaudited pro forma combined financial information that follows for the twelve months ended December 31, 2014 and November 30, 2014 have been derived from the historical audited financial statements of iMedical for the year ended December 31, 2014 and from the Quarterly Reports on Form 10-Q of Biotricity as at and for the period ended November 30, 2014.

The unaudited pro forma combined financial information that follows for the twelve months ended December 31, 2014 and November 30, 2014 have been derived from the historical audited financial statements of iMedical for the year ended December 31, 2014 and from the Quarterly Reports on Form 10-Q of Biotricity as at and for the period ended November 30, 2014.

Certain adjustments have been made while combining the two companies which are detailed in note 3. The pro forma adjustments are based on available information and assumptions that Biotricity believes are reasonable. Such adjustments are estimates and are subject to change.

Biotricity Inc. (formerly known as Metasolutions Inc.)

Notes to Pro Forma Combined Financial Statements

(Expressed in US $)

(Unaudited)

The Acquisition Transaction will be accounted for as a reverse acquisition in accordance with the Financial Accounting Standards Board (ASC 805, Business Combinations). Biotricity’s management has evaluated the guidance contained in ASC 805 with respect to the identification of the acquirer in the Acquisition Transaction and concluded, based on a consideration of the pertinent facts and circumstances, that iMedical will acquire Biotricity for financial accounting purposes. Accordingly, the Acquisition Transaction has been accounted for in the unaudited pro forma combined financial statements as a continuation of the financial statements of iMedical together with an exchange of shares, to the former shareholders of Biotricity and a re-capitalization of the equity of Biotricity.

3     Pro Forma Adjustments

The unaudited pro forma combined financial statements give effect to the following adjustments:

(a)

Immediately following the closing of the Acquisition Transaction, the authorized capital of the Parent consists of 125,000,000 Parent Shares of common stock, par value US$0.001 per share of which 25,000,000 Parent Shares are issued and outstanding, and 10,000,000 shares of preferred stock, par value US$0.001 per share of which one share has been designated Special Voting Preferred Stock, one share of Special Voting Preferred Stock is issued and outstanding.

Of the issued and outstanding 2,500,000 Parent Shares existing prior to the Acquisition, 750,000 will be held in escrow and are subject to forfeiture in the event the Parent is not able to raise US $6,000,000 by the six month anniversary of the closing of the Acquisition Transaction.

(b)	Eliminates the capital stock of iMedical and accumulated deficit of Biotricity.